UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
   _______________________________
Form 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2019
  _______________________________
Hi-Crush Partners LP
(Exact name of registrant as specified in its charter)
   _______________________________
Delaware
(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

1330 Post Oak Blvd, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
(713) 980-6200
(Registrant’s telephone number, including area code)
  _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01      Regulation FD Disclosure.
"Hi-Crush" or the "Partnership", today announced that it resumed operations at its Northern White frac sand production facility in Whitehall, Wisconsin. Concurrently, the Partnership announced that it has idled operations at its Northern White frac sand production facility in Augusta, Wisconsin. The dedicated and experienced workforce at the Augusta facility is in the process of transitioning to the operation of the Whitehall facility.
"Our decision to resume operations at Whitehall and temporarily idle dry plant operations at our Augusta facility is a direct result of the evolving needs of our expanded E&P customer base," said Robert E. Rasmus, Chairman and Chief Executive Officer of Hi-Crush. "Since temporarily idling Whitehall dry plant operations last fall, our success in contracting with E&Ps has increased customer demand in basins better served by that facility. This increase in demand, predominantly in the Northeast, is more directly and efficiently served from our Blair and Whitehall facilities located on the Canadian National Railway. Our decision to resume operations at Whitehall will allow us to maintain optimal, cost-efficient service to our Northern White sand customers. Our ability to quickly adapt to these changes is driven by our flexible portfolio of production facilities and agile workforce."
"We believe that we operate the lowest cost production assets in the industry, and we constantly examine cost structures across all of our capabilities, including production, in-basin terminals, and last mile," said Laura C. Fulton, Chief Financial Officer of Hi-Crush. "Given our expanded existing relationships and recent success in establishing new contract relationships with E&P customers, the Northern White sand needs of those customers will be most efficiently served from combined production at our Whitehall, Blair and Wyeville facilities. We’re committed to maintaining a constant and dynamic focus on our cost structure and operations, and will remain nimble and responsive to any further market changes.
In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 is being furnished under Item 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

		By:	Hi-Crush GP LLC, its general partner

Date:	January 24, 2019	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer